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                                                                    EXHIBIT 23.1

                         CONSENT OF ARTHUR ANDERSEN LLP

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 333-12067, 333-26725, 333-43579, 333-49341)
on Form S-8.

                                          ARTHUR ANDERSEN LLP

San Francisco, California
December 28, 1998